[Western Reserve Life Assurance Co. of Ohio]

September 22, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	WRL Series Annuity Account B
File No. 811-7754, CIK 0000906320
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), WRL Series Annuity Account B, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Janus Aspen Series – Institutional Shares. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 20, 2004, Janus Aspen Series – Institutional Shares filed its semi-annual report with the Commission via Edgar (CIK: 0000906185). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Assistant General Counsel
Financial Market Group